Heller Equipment Asset Receivables Trust 1999-2
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
16-Apr-01

Collection Period                                               March 2, 2001        to                        April 1, 2001
Determination Date                                             April 11, 2001
Distribution Date                                              April 16, 2001

Available Amounts
-----------------
           Scheduled Payments plus Payaheads, net of Excluded Amounts             6,786,818.30
           Prepayment Amounts                                                     5,141,505.86
           Recoveries                                                                     0.00
           Investment Earnings on Collection Account and Reserve Fund                18,040.10
           Late Charges                                                               5,928.92
           Servicer Advances                                                      1,300,131.64

           Total Available Amounts                                               13,252,424.82
           -----------------------                                               -------------

Payments on Distribution Date
-----------------------------
   (A)**   Trustee Fees (only applicable pursuant to an Event of Default)                 0.00

    (A)    Unreimbursed Servicer Advances to the Servicer                                 0.00

    (B)    Monthly Servicing Fee, if Heller Financial, Inc. is not the Servic             0.00

    (C)    Interest due to Class A-1 Notes                                                0.00

    (D)    Interest due to Class A-2 Notes                                          151,238.66

    (E)    Interest due to Class A-3 Notes                                          584,443.67

    (F)    Interest due to Class A-4 Notes                                          380,594.75

    (G)    Interest due to Class B Notes                                             16,564.72

    (H)    Interest due to Class C Notes                                             16,901.80

    (I)    Interest due to Class D Notes                                             28,545.26

    (J)    Interest due to Class E Notes                                             18,356.02

    (K)    Class A-1 Principal Payment Amount                                             0.00

    (L)    Class A-2 Principal Payment Amount                                    12,055,779.94

    (M)    Class A-3 Principal Payment Amount                                             0.00

    (N)    Class A-4 Principal Payment Amount                                             0.00

    (O)    Class B Principal Payment Amount                                               0.00

    (P)    Class C Principal Payment Amount                                               0.00

    (Q)    Class D Principal Payment Amount                                               0.00

    (R)    Class E Principal Payment Amount                                               0.00

    (S)    Additional Principal to Class A-1 Notes                                        0.00

    (T)    Additional Principal to Class A-2 Notes                                        0.00

    (U)    Additional Principal to Class A-3 Notes                                        0.00

    (V)    Additional Principal to Class A-4 Notes                                        0.00

    (W)    Additional Principal to Class B Notes                                          0.00

    (X)    Additional Principal to Class C Notes                                          0.00

    (Y)    Additional Principal to Class D Notes                                          0.00

    (Z)    Additional Principal to Class E Notes                                          0.00

   (AA)    Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer               0.00
   (AB)    Deposit to the Reserve Fund                                                    0.00
   (AC)    Excess to Certificateholder                                                    0.00

           Total distributions to Noteholders and Certificateholders             13,252,424.82
           ---------------------------------------------------------             -------------



Heller Equipment Asset Receivables Trust 1999-2
-----------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules


Trustee Fees, in Event of Default only
--------------------------------------
           Trustee fees due on Distribution Date                                                                                0.00


Unreimbursed Servicer Advances
------------------------------
           Unreimbursed Servicer Advances                                                                                       0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------
    (i)    Servicing Fee Percentage                                                                                            0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                                           209,917,932.49
   (iii)   Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                              0.00
   (iv)    Servicing Fee accrued but not paid in prior periods                                                                  0.00
           Total Servicing Fee due and accrued ( (iii) + (iv) )                                                                 0.00
           Servicing Fee carried forward                                                                                        0.00

           Monthly Servicing Fee distributed                                                                                    0.00


Class A-1 Interest Schedule
---------------------------
           Opening Class A-1 principal balance                                                                                     -
           Class A-1 Interest Rate                                                                                          6.12905%
           Number of days in Accrual Period                                                                                       33
           Current Class A-1 interest due                                                                                       0.00
           Class A-1 interest accrued but not paid in prior periods                                                             0.00
           Total Class A-1 interest due                                                                                         0.00
           Class A-1 interest carried forward                                                                                   0.00

           Class A-1 interest distribution                                                                                      0.00


Class A-2 Interest Schedule
---------------------------
           Opening Class A-2 principal balance                                                                         27,920,983.84
           Class A-2 Interest Rate                                                                                          6.50000%
           Current Class A-2 interest due                                                                                 151,238.66
           Class A-2 interest accrued but not paid in prior periods                                                             0.00
           Total Class A-2 interest due                                                                                   151,238.66
           Class A-2 interest carried forward                                                                                   0.00

           Class A-2 interest distribution                                                                                151,238.66


Class A-3 Interest Schedule
---------------------------
           Opening Class A-3 principal balance                                                                        105,463,520.00
           Class A-3 Interest Rate                                                                                          6.65000%
           Current Class A-3 interest due                                                                                 584,443.67
           Class A-3 interest accrued but not paid in prior periods                                                             0.00
           Total Class A-3 interest due                                                                                   584,443.67
           Class A-3 interest carried forward                                                                                   0.00

           Class A-3 interest distribution                                                                                584,443.67


Class A-4 Interest Schedule
---------------------------
           Opening Class A-4 principal balance                                                                         67,262,695.00
           Class A-4 Interest Rate                                                                                          6.79000%
           Current Class A-4 interest due                                                                                 380,594.75
           Class A-4 interest accrued but not paid in prior periods                                                                -
           Total Class A-4 interest due                                                                                   380,594.75
           Class A-4 interest carried forward                                                                                      -

           Class A-4 interest distribution                                                                                380,594.75


Class B Interest Schedule
-------------------------
           Opening Class B principal balance                                                                            2,889,195.95
           Class B Interest Rate                                                                                            6.88000%
           Current Class B interest due                                                                                    16,564.72
           Class B interest accrued but not paid in prior periods                                                                  -
           Total Class B interest due                                                                                      16,564.72
           Class B interest carried forward                                                                                        -

           Class B interest distribution                                                                                   16,564.72



Class C Interest Schedule
-------------------------

           Opening Class C principal balance                                                                            2,889,195.95
           Class C Interest Rate                                                                                            7.02000%
           Current Class C interest due                                                                                    16,901.80
           Class C interest accrued but not paid in prior periods                                                                  -
           Total Class C interest due                                                                                      16,901.80
           Class C interest carried forward                                                                                        -

           Class C interest distribution                                                                                   16,901.80


Class D Interest Schedule
-------------------------

           Opening Class D principal balance                                                                            4,622,713.40
           Class D Interest Rate                                                                                            7.41000%
           Current Class D interest due                                                                                    28,545.26
           Class D interest accrued but not paid in prior periods                                                               0.00
           Total Class D interest due                                                                                      28,545.26
           Class D interest carried forward                                                                                     0.00

           Class D interest distribution                                                                                   28,545.26


Class E Interest Schedule
-------------------------

           Opening Class E principal balance                                                                            2,311,356.38
           Class E Interest Rate                                                                                            9.53000%
           Current Class E interest due                                                                                    18,356.02
           Class E interest accrued but not paid in prior periods                                                               0.00
           Total Class E interest due                                                                                      18,356.02
           Class E interest carried forward                                                                                     0.00

           Class E interest distribution                                                                                   18,356.02


Class A-1 Principal Schedule
----------------------------

           Class A-1 Maturity Date                                                                                   January 6, 2001
    (i)    Opening Class A-1 principal balance                                                                                  0.00
   (ii)    Aggregate outstanding principal of Notes plus Overcollateralization Balance                                209,917,932.49
   (iii)   ADCB as of last day of the Collection Period                                                               197,662,109.98
           Monthly Principal Amount ( (ii) - (iii) )                                                                   12,255,822.51
   (iv)    Class A-1 Principal Payment Amount                                                                                   0.00
           Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                                       0.00
           Class A-1 Principal Payment Amount distribution                                                                      0.00
           Principal carryforward Class A-1                                                                                     0.00

           Class A-1 Principal Balance after current distribution                                                               0.00


Class A Principal Payment Amount
--------------------------------

    (i)    Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount                                 200,647,198.84
   (ii)    Class A Target Investor Principal Amount (94.0% * ending ADCB)                                             185,802,383.38
           Class A Principal Payment Amount                                                                            14,844,815.46
           Funds available for distribution after Class A-1 distribution                                               12,055,779.94


Class A-2 Principal Schedule
----------------------------

           Opening Class A-2 principal balance                                                                         27,920,983.84
           Class A-2 Principal Payment Amount                                                                          14,844,815.46
           Class A-2 Principal Payment Amount distribution                                                             12,055,779.94
           Principal carryforward Class A-2                                                                             2,789,035.52

           Class A-2 principal balance after current distribution                                                      15,865,203.90


Class A-3 Principal Schedule
----------------------------
           Opening Class A-3 principal balance                                                                        105,463,520.00
           Class A-3 Principal Payment Amount                                                                                   0.00
           Class A-3 Principal Payment Amount distribution                                                                      0.00
           Principal carryforward Class A-3                                                                                     0.00

           Class A-3 principal balance after current distribution                                                     105,463,520.00


Class A-4 Principal Schedule
----------------------------

           Opening Class A-4 principal balance                                                                         67,262,695.00
           Class A-4 Principal Payment Amount                                                                                   0.00
           Class A-4 Principal Payment Amount distribution                                                                      0.00
           Principal carryforward Class A-4                                                                                     0.00

           Class A-4 principal balance after current distribution                                                      67,262,695.00


Class B Principal Schedule
--------------------------

           Opening Class B principal balance                                                                            2,889,195.95
           Class B Target Investor Principal Amount (1.25% * ending ADCB)                                               2,470,776.60
           Class B Floor                                                                                                  617,886.02
           Class B Principal Payment Amount due                                                                           418,419.35
           Class B Principal Payment Amount distribution                                                                        0.00
           Principal carryforward Class B                                                                                 418,419.35

           Class B principal balance after current distribution                                                         2,889,195.95


Class C Principal Schedule
--------------------------

           Opening Class C principal balance                                                                            2,889,195.95
           Class C Target Investor Principal Amount (1.25% * ending ADCB)                                               2,470,776.60
           Class C Floor                                                                                                2,090,544.23
           Class C Principal Payment Amount due                                                                           418,419.35
           Class C Principal Payment Amount distribution                                                                        0.00
           Principal carryforward Class C                                                                                 418,419.35

           Class C principal balance after current distribution                                                         2,889,195.95


Class D Principal Schedule
--------------------------

           Opening Class D principal balance                                                                            4,622,713.40
           Class D Target Investor Principal Amount (2.00% * ending ADCB)                                               3,953,242.45
           Class D Floor                                                                                                5,296,719.89
           Class D Principal Payment Amount due                                                                           669,470.95
           Class D Principal Payment Amount distribution                                                                        0.00
           Principal carryforward Class D                                                                                 669,470.95

           Class D principal balance after current distribution                                                         4,622,713.40

Class E Principal Schedule
--------------------------

           Opening Class E principal balance                                                                            2,311,356.38
           Class E Target Investor Principal Amount (1.00% * ending ADCB)                                               1,976,620.96
           Class E Floor                                                                                                2,311,356.38
           Class E Principal Payment Amount due                                                                           334,735.42
           Class E Principal Payment Amount distribution                                                                        0.00
           Principal carryforward Class E                                                                                 334,735.42

           Class E principal balance after current distribution                                                         2,311,356.38


Additional Principal Schedule
-----------------------------
           Floors applicable (Yes/No)                                                                                            Yes
           Monthly Principal Amount                                                                                    12,255,822.51
           Sum of Principal Payments payable on all classes                                                            16,685,860.53
           Additional Principal payable                                                                                         0.00
           Additional Principal available, if payable                                                                           0.00

           Class A-1 Additional Principal allocation                                                                            0.00
           Class A-1 principal balance after current distribution                                                                  -

           Class A-2 Additional Principal allocation                                                                            0.00
           Class A-2 principal balance after current distribution                                                      15,865,203.90

           Class A-3 Additional Principal allocation                                                                            0.00
           Class A-3 principal balance after current distribution                                                     105,463,520.00

           Class A-4 Additional Principal allocation                                                                            0.00
           Class A-4 principal balance after current distribution                                                      67,262,695.00

           Class B Additional Principal allocation                                                                              0.00
           Class B principal balance after current distribution                                                         2,889,195.95

           Class C Additional Principal allocation                                                                              0.00
           Class C principal balance after current distribution                                                         2,889,195.95

           Class D Additional Principal allocation                                                                              0.00
           Class D principal balance after current distribution                                                         4,622,713.40

           Class E Additional Principal allocation                                                                              0.00
           Class E principal balance after current distribution                                                         2,311,356.38


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

    (i)    Servicing Fee Percentage                                                                                            0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                                           209,917,932.49
   (iii)   Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                                      69,972.64
   (iv)    Servicing Fee accrued but not paid in prior periods                                                            150,422.36
           Total Servicing Fee due and accrued ( (iii) + (iv) )                                                           220,395.00
           Servicing Fee carried forward                                                                                  220,395.00

           Monthly Servicing Fee distributed                                                                                    0.00


Reserve Fund Schedule
---------------------

           Initial ADCB                                                                                               365,558,126.61
           10% of Initial ADCB                                                                                         36,555,812.66

           Outstanding Principal Amount of the Notes as of the preceding Distribution Date                            213,359,660.52

           ADCB as of the end of the Collection Period                                                                197,662,109.98
           Required Reserve Amount (beginning of the period aggregate note balances * 0.70%)                            1,493,517.62
           Prior month Reserve Fund balance                                                                             1,170,398.75
           Deposit to Reserve Fund - excess funds                                                                               0.00
           Interim Reserve Fund Balance                                                                                 1,170,398.75
           Current period draw on Reserve Fund for Reserve Interest Payments                                                    0.00
           Current period draw on Reserve Fund for Reserve Principal Payments                                                   0.00
           Excess to Certificateholder                                                                                          0.00
           Ending Reserve Fund balance                                                                                  1,170,398.75


           Reserve Fund balance as a percentage of aggregate note balances as of the first day
             of the Collection Period                                                                                          0.55%
           Investment Earnings on Reserve Account                                                                           5,011.38


Heller Equipment Asset Receivables Trust 1999-2
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors


           Class A-1
           ---------
           Class A-1 principal balance                                                                                           -
           Initial Class A-1 principal balance                                                                         93,400,101.00

           Note factor                                                                                                   0.000000000


           Class A-2
           ---------
           Class A-2 principal balance                                                                                 15,865,203.90
           Initial Class A-2 principal balance                                                                         77,498,323.00

           Note factor                                                                                                   0.204716738


           Class A-3
           ---------
           Class A-3 principal balance                                                                                105,463,520.00
           Initial Class A-3 principal balance                                                                        105,463,520.00

           Note factor                                                                                                   1.000000000


           Class A-4
           ---------
           Class A-4 principal balance                                                                                 67,262,695.00
           Initial Class A-4 principal balance                                                                         67,262,695.00

           Note factor                                                                                                   1.000000000


           Class B
           -------
           Class B principal balance                                                                                    2,889,195.95
           Initial Class B principal balance                                                                            4,569,477.00

           Note factor                                                                                                   0.632281539


           Class C
           -------
           Class C principal balance                                                                                    2,889,195.95
           Initial Class C principal balance                                                                            4,569,477.00

           Note factor                                                                                                   0.632281539


           Class D
           -------
           Class D principal balance                                                                                    4,622,713.40
           Initial Class D principal balance                                                                            7,311,163.00

           Note factor                                                                                                   0.632281540


           Class E
           -------
           Class E principal balance                                                                                    2,311,356.38
           Initial Class E principal balance                                                                            3,655,581.00

           Note factor                                                                                                   0.632281539



Heller Equipment Asset Receivables Trust 1999-2
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

    (i)    Outstanding Principal Amount of the Notes as of the preceding Distribution Date                           213,359,660.52
   (ii)    Overcollateralization Balance as of the preceding Distribution Date                                        (3,441,728.03)
   (iii)   Monthly Principal Amount                                                                                   12,225,822.51
   (iv)    Available Amounts remaining after the payment of interest                                                  12,055,779.94
    (v)    ADCB as of the end of the Collection Period                                                               197,662,109.98
           Cumulative Loss Amount                                                                                        200,042.57


Class B Floor Calculation
-------------------------

           Class B Floor percentage                                                                                          1.8600%
           Initial ADCB                                                                                              365,558,126.61
           Cumulative Loss Amount for current period                                                                     200,042.57
           Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class E Notes and
             Overcollateralization Balance                                                                             6,381,537.70
           Class B Floor                                                                                                 617,886.02


Class C Floor Calculation
-------------------------

           Class C Floor percentage                                                                                          1.4725%
           Initial ADCB                                                                                              365,558,126.61
           Cumulative Loss Amount for current period                                                                     200,042.57
           Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and Overcollateralization Balance       3,492,341.75
           Class C Floor                                                                                               2,090,544.23


Class D Floor Calculation
-------------------------

           Class D Floor percentage                                                                                          1.0850%
           Initial ADCB                                                                                              365,558,126.61
           Cumulative Loss Amount for current period                                                                     200,042.57
           Sum of Outstanding Principal Amount of Class E Notes and Overcollateralization Balance                     (1,130,371.65)
           Class D Floor                                                                                               5,296,719.89


Class E Floor Calculation
-------------------------

           Class E Floor percentage                                                                                          0.4650%
           Initial ADCB                                                                                              365,558,126.61
           Cumulative Loss Amount for current period                                                                     200,042.57
           Overcollateralization Balance                                                                              (3,441,728.03)
           Class E Floor                                                                                               2,311,356.38


Heller Financial, Inc. is the Servicer (Yes/No)                                                                                  Yes

An Event of Default has occurred  (Yes/No)                                                                                        No



10% Substitution Limit Calculation
----------------------------------

           ADCB as of the Cut-off Date:                                                                              365,558,126.61

           Cumulative DCB of Substitute Contracts replacing materially modified contracts                                2337681.79
           Percentage of Substitute Contracts replacing materially modified contracts                                   0.006394829

           Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                   No


5% Skipped Payment Limit Calculation
------------------------------------
           The percent of contracts with Skipped Payment modifications                                                  0.000371731
           The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                       No
           Any Skipped Payments have been deferred later than January 1, 2006                                                     No




Heller Equipment Asset Receivables Trust 1999-2
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------

ADCB as of the first day of the Collection Period                                                                    209,917,932.49
           Principal collections                                                                                      (6,959,419.04)
           Prepayment Amounts                                                                                           (511,200.70)
           Defaulted Contracts                                                                                          (217,718.44)
           Change in payaheads                                                                                            32,515.67
           Other items including Substitutions and Repurchases                                                                 0.00
ADCB as of the last day of the Collection Period                                                                     197,662,109.98

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                            217,718.44
Number of Contracts that became Defaulted Contracts during the period                                                             4
Defaulted Contracts as a percentage of ADCB (annualized)                                                                       1.32%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                             4,969,061.43
Number of Prepaid Contracts as of the last day of the Collection Period                                                          10

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                           0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                        0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                    0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                          0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                               0.00

Cumulative Servicer Advances paid by the Servicer                                                                     15,713,666.45
Cumulative reimbursed Servicer Advances                                                                               14,413,534.81


Delinquencies and Losses                                     Dollars                                      Percent
------------------------                                     -------                                      -------
           Current                                       177,243,505.28                                    89.67%
           31-60 days past due                             8,624,640.97                                     4.36%
           61-90 days past due                             8,533,397.31                                     4.32%
           Over 90 days past due                           3,260,566.42                                     1.65%
           Total                                         197,662,109.98                                   100.00%

           31+ days past due                              20,418,604.70                                    10.33%


    (i)    Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                                   8,041,018.95
   (ii)    Cumulative Recoveries realized on Defaulted Contracts                                                       2,091,703.63
           Cumulative net losses to date  ( (i) - (ii) )                                                               5,949,315.32
           Cumulative net losses as a percentage of the initial ADCB                                                           1.63%